Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Apple REIT Eight, Inc., (the “Company”) on Form 10-Q for the quarter ending September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2010, and for the period then ended.

/s/ GLADE M. KNIGHT

Glade M. Knight Chief Executive Officer

November 5, 2010

/s/ BRYAN PEERY

Bryan Peery Chief Financial Officer

November 5, 2010